EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

To:               DRIVEITAWAY HOLDINGS, INC.

RE:              15% NOTES WITH WARRANTS

Dated:         January 13, 2023

Gentlemen:

1.	Subscription.

The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from DriveItAway Holdings, Inc., a Delaware Corporation (the “Company”), the number of Units, set forth on the Signature Page at the end of this Subscription Agreement (the “Agreement”) at a purchase price of $50,000 per Unit with each Unit consisting of a 120 days 15% Note (“Note”) and a warrant exercisable for 100,000 shares of the Company”s Common Stock (“Common Stock”) at an exercise price of $.05 per share ( collectively, the “Shares”), upon the terms and conditions hereinafter set forth (the “Offering”). This subscription is submitted to the Company accordance with and subject to the terms and conditions described in this Agreement and in the Term Sheet attached hereto as Exhibit B.

The undersigned is delivering (i) the subscription payment by check made payable to the Company or by wire using the instructions attached hereto as Exhibit C and (ii) one executed copy of this Agreement, to:

Paul Patrizio, Esq.

Patrizio & O”Leary LLP

300 Carnegie Center, Suite 150

Princeton, NJ 08540

ppatrizio@po-legal.com

The undersigned understands that the Units are being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D Rule 506 of such Securities Act. As such, the Units are only being offered and sold to investors who qualify as “accredited investors,” and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited investor. The Units, the Notes and the Shares are “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws. The Company”s common stock publicly trades in the OTC Market under the symbol DWAY.

2.	Acceptance of Subscription.

The Offering will be open until the sale of all of the Units.

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Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3.	Term Sheet and Information.

The Purchaser hereby acknowledges review of the Term Sheet attached hereto as Exhibit B (the “Term Sheet”) and review of the Company”s filings with the SEC (the “Material Information”). This Offering is subject to the terms and conditions set forth in the Term Sheet which are incorporated by reference herein.

4.	Representations and Warranties.

1.	The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

1.	The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged. The Company is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

2.	Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders.

3.	There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

4.	The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

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5.	The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the Units in the Offering.

6.	No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the Units, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

7.	The execution, delivery and performance of this Agreement and the issuance of the Units will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company”s Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

8.	The Shares issuable through the Units in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Term Sheet and in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

9.	The Term Sheet and the Material Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Material Information.

2.	The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

1.	The undersigned is an “Accredited Investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, a copy of which is attached hereto as Exhibit A to this Agreement. “

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2.	If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned”s home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

3.	The undersigned has received, read carefully and is familiar with this Agreement, the Term Sheet and the information in the Material Information.

4.	The undersigned (or the undersigned”s purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned”s investment in the Company hereunder is not material when compared to the undersigned”s total financial capacity.

5.	The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

6.	The undersigned acknowledges that a limited market for the Common Stock of the Company presently exists as it trades in the OTC Markets and no major market may develop in the future. Accordingly, the undersigned understands he may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

7.	The undersigned has been advised by the Company that neither of the Shares nor the Units has been registered under the Securities Act, that they will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self- regulatory organization where an exemption is being relied upon; and that the Company”s reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

8.	The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares is registered

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under the Securities Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, except as contemplated by the terms of the Term Sheet or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act , or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares.

9.	The undersigned acknowledges that the Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of common stock and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “ACT”) OR. APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

10.	The undersigned will acquire the Units for the undersigned”s own account (or for the joint account of the undersigned and the undersigned”s spouse either in joint tenancy, tenancy by “he entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

11.	No oral or written representations have been made other than as stated in the Term Sheet or Material Information, and no oral or written information furnished to the undersigned or the undersigned”s advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Term Sheet and Material Information.

12.	The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Units and has not relied on the Term Sheet or the Company, its officers, directors or professional advisors for advice as to such consequences.

5.	Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Term Sheet or this Subscription Agreement.

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Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.	Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

7.	Additional Documents.

The Purchaser hereby acknowledges, and the Company hereby agrees, that there are additional documents that are required to be executed by the parties hereto to effectuate the terms and conditions of the Term Sheet and both parties agree to execute and be bound by such additional documents.

8.	Irrevocability; Binding Effect.

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription. Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

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9.	Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

10.	Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mailbox, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

11.	Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

12.	Entire Agreement.

This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.	Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

14.	Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

15.	Applicable Law.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to residents of that State executing contracts wholly to be performed in that State.

16.	Choice of Jurisdiction.

The parties agree that any action arising in connection with this Subscription Agreement, or any transaction covered hereby shall be resolved within the State of New Jersey.

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IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase Units in the Company.

Number of Units Subscribed at $50,000 per Unit:___________________________________________

Aggregate Purchase Price: $__________________________________________

Type of ownership:	Individual
Joint Tenants
Tenants by the Entirety
Tenants in Common
Subscribing as Corporation or Partnership Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature Page this_____________ day of_____________________, 202_____.

Exact Name in which Units are	Exact Name in which Units are to
to be Registered	be Registered

Signature	Signature

Print Name	Print Name

Tax Identification Number:	Tax Identification Number

Mailing Address	Mailing Address

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Additional Optional Information

Phone Number	Phone Number

E-Mail Address	E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

DRIVEITAWAY HOLDINGS, INC. hereby accepts this subscription of Units.

DRIVEITAWAY HOLDINGS, INC.

By:

Name:

Title:

Date:

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Exhibit A to Subscription Agreement

DEFINITION OF “ACCREDITED INVESTOR”

WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

●                any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

●            any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

●            any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

●	any of the directors or executive officers of the Company;

●            any natural person whose individual net worth, or joint net worth with that person”s spouse, at the time of investment in the Common Stock, exceeds $1,000,000;

●            any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person”s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

●            any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

●	any entity in which all of the equity owners are accredited investors.

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Exhibit B

OFFERING SUMMARY TERM SHEET

Issuer:	DriveItAway Holdings, Inc. (the “Company”). Current Ticker Symbol: DWAY (OTC).

Issue:	$200,000 of Notes (the “Note”) and warrants (the “Warrants”) to purchase up to 400,000 shares of common stock of the Company (“Common Stock”).

Investors:	Accredited Investors
Units:	4 Units consisting of a $50,000 Note and a Warrant as described below shall be sold until the $200,000 is sold. The Company may accept partial Units in its sole discretion.

Warrants:	Each $50,000 Unit shall include a five-year Warrant (the “Warrant”) to purchase up to 100,000 shares of Common Stock at a price of $.05 per share (the “Shares”).

Interest:	Each Note shall bear interest at the annual rate of 15%, payable, in cash, at maturity.

Maturity:	120 days from issuance.

Rule 144:	So long as any of the Notes, Shares or Warrants are outstanding, the Company must timely file and remain current in its periodic filings with the SEC and must fully cooperate with Investors” requests for information including but not limited to the procuring of a legal opinion for the sale of any shares received from the Warrants pursuant to Rule 144.

Use of Proceeds:	The Company will use the aggregate net proceeds for working capital and general corporate purposes.

Registration Rights:	The holders of the Warrants shall be entitled to piggyback registration rights whereby the shares of Common Stock underlying such securities will be registered on any Registration Statement which is filed after the issuance of such Warrants.

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EXHIBIT C

WIRE INSTRUCTIONS

BANK:	XXXXXXXXXX

ABA NUMBER:	XXXXXXXXXX

ACCOUNT NAME:	XXXXXXXXXX

ACCOUNT NUMBER:	XXXXXXXXXXX

BANK ADDRESS:	XXXXXXXXXXX

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